Related Party Transactions	9 Months Ended	12 Months Ended
	Sep. 30, 2014	Dec. 31, 2013
Related Party Transactions [Abstract]
Related Party Transactions

Note 13. Related Party Transactions

Amounts due to (due from) MRD Holdco and certain affiliates of NGP at September 30, 2014 and December 31, 2013 are presented as “Accounts receivable—affiliates” and “Accounts payable—affiliates” in the accompanying balance sheets.

NGPCIF NPI Acquisition

WildHorse Resources purchased a net profits interest from NGPCIF on February 28, 2014 for a purchase price of $63.4 million (see Note 1). This acquisition was accounted for as a combination of entities under common control at historical cost in a manner similar to the pooling of interest method. WildHorse Resources recorded the following net assets (in thousands):

Accounts receivable	$2,274
Oil and natural gas properties, net	40,056
Accrued liabilities	(297)
Asset retirement obligations	(277)

Net assets	$41,756

Due to common control considerations, the difference between the purchase price and the net assets acquired are reflected within equity as a deemed distribution to NGP affiliates.

Common Control Transactions between MEMP and Other MRD LLC Subsidiaries

MEMP acquired all of the outstanding membership interests in WHT from WildHorse Resources and Tanos on March 28, 2013 for a purchase price of approximately $200.0 million. On April 1, 2014, MEMP acquired certain oil and natural gas producing properties in East Texas from WildHorse Resources for approximately $33.3 million, including estimated customary post-closing adjustments.

MEMP acquired of all the outstanding membership interests in Tanos for a purchase price of approximately $77.4 million on October 1, 2013.

MEMP acquired of all the outstanding membership interests in Prospect from Black Diamond for a purchase price of approximately $16.3 million on October 1, 2013.

MEMP acquired of certain of the oil and natural gas properties in Jackson County, Texas from MRD LLC for a purchase price of approximately $2.6 million on October 1, 2013.

Other Acquisitions or Dispositions

On March 10, 2014, BlueStone sold certain interests in oil and gas properties in McMullen, Webb, Zapata, and Hidalgo Counties located in South Texas to BlueStone Natural Resources II, LLC, an NGP controlled entity. Total cash consideration received by BlueStone was approximately $1.2 million, which exceeded the net book value of the properties sold by $0.5 million. Due to common control considerations, the $0.5 million was recognized in the equity statement as a contribution.

On March 28, 2014, MRD Royalty acquired certain interests in oil and gas properties in Gonzales and Karnes Counties located in South Texas from Propel Energy for $3.3 million. Due to common control considerations, this transaction was recognized in the equity statement.

On June 18, 2014, in connection with our initial public offering and the related restructuring transactions (see Note 1), WHR Management Company was sold by WildHorse Resources to an affiliate of the Funds for net book value. The net book value of the assets sold was as follows (in thousands):

Cash and cash equivalents	$33,001
Restricted cash	300
Accounts receivable	5,256
Prepaid expenses and other current assets	379
Property, plant and equipment, net	3,410
Other long-term assets	4
Accounts payable	(19,959)
Accounts payable—affiliates	(17,099)
Accrued liabilities	(5,061)

Net assets	$231

Related Party Agreements

We and certain of our affiliates have entered into various documents and agreements. These agreements have been negotiated among affiliated parties and, consequently, are not the result of arm’s-length negotiations.

Registration Rights Agreement

In connection with the closing of our initial public offering, we entered into a registration rights agreement with MRD Holdco and former management members of WildHorse Resources, Jay Graham (“Graham”) and Anthony Bahr (“Bahr”). Pursuant to the registration rights agreement, we have agreed to register the sale of shares of our common stock under certain circumstances.

Voting Agreement

In connection with the closing of our initial public offering, we entered into a voting agreement with MRD Holdco, WHR Incentive LLC, a limited liability company beneficially owned by Messrs. Bahr and Graham, and certain former management members of WildHorse Resources, who contributed their ownership of WildHorse Resources to us in the restructuring transactions. Among other things, the voting agreement provides that those former management members of WildHorse Resources will vote all of their shares of our common stock as directed by MRD Holdco. The voting agreement also prohibits the transfer of any shares of our common stock by the former management members of WildHorse Resources until after the termination of the services agreement described below; provided, however, that the former management members of WildHorse Resources (other than Messrs. Bahr and Graham) may transfer their shares of our common stock after the 180 day lock-up period has expired and these transfer restrictions will not prohibit Messrs. Bahr and Graham from exercising piggyback registration rights under the registration rights agreement described above.

Omnibus Agreement

On December 14, 2011, in connection with the closing of MEMP’s initial public offering, MRD LLC entered into an omnibus agreement with MEMP and its general partner. We succeeded to all of MRD LLC’s duties and obligations under the omnibus agreement.

Pursuant to the omnibus agreement, MEMP is required to reimburse us for all expenses incurred by us (or payments made on MEMP’s behalf) in conjunction with our provision of general and administrative services to MEMP, including, but not limited to, public company expenses and an allocated portion of the salary and benefits of the executive officers of MEMP’s general partner and our other employees who perform services for MEMP or on MEMP’s behalf. MEMP is also obligated to reimburse us for insurance coverage expenses we incur with respect to MEMP’s business and operations and with respect to director and officer liability coverage for the officers and directors of MEMP’s general partner.

Beta Management Agreement

On December 12, 2012, MRD LLC entered into a management agreement with its wholly-owned subsidiary, Beta Operating Company, LLC pursuant to which MRD LLC agreed to provide management and administrative oversight with respect to the services provided by such subsidiary under certain operating agreements with a subsidiary of MEMP, in exchange for an annual management fee. We succeeded to this management agreement and we will receive approximately $0.4 million from MEMP annually under that agreement.

Services Agreement

In connection with the closing of our initial public offering, we entered into a services agreement with WildHorse Resources and WHR Management Company, pursuant to which WHR Management Company will provide operating and administrative services to us for twelve months relating to the Terryville Complex. In exchange for such services, we will pay a monthly management fee to WHR Management Company of approximately $1.0 million excluding third party COPAS income credits.

WHR Management Company may only terminate the services agreement by providing 90-days prior written notice to us after the six-month anniversary of the date of the agreement. We may terminate the services agreement at any time by providing written notice to WHR Management Company. The services agreement may only be assigned by either party with the other party’s consent. Upon the closing of our initial public offering, WHR Management Company became a subsidiary of WildHorse Resources II, LLC, an affiliate of the Company. NGP and certain former management members of WildHorse Resources own WildHorse Resources II, LLC.

Gas Processing Agreement

On March 17, 2014, WildHorse Resources entered into a gas processing agreement with PennTex North Louisiana, LLC (“PennTex”). PennTex is a joint venture among certain affiliates of NGP in which MRD Holdco, through its subsidiary MRD Midstream LLC, owns a minority interest. Once PennTex’s processing plant becomes operational, it will process natural gas produced from wells located on certain leases owned by WildHorse Resources in the state of Louisiana. The agreement has a 15-year primary term, subject to one-year extensions at either party’s election. WildHorse Resources will pay PennTex a monthly fee, subject to an annual inflationary escalation, based on volumes of natural gas delivered and processed. Once the plant is declared operational, WildHorse Resources will be obligated to pay a minimum processing fee equal to approximately $18.3 million on an annual basis, subject to certain adjustments and conditions. The gas processing agreement requires that the processing plant be operational no later than November 1, 2015.

Classic Pipeline Gas Gathering Agreement & Water Disposal Agreement

On November 1, 2011, Classic Hydrocarbons Operating, LLC (“Classic Operating”), which became our wholly-owned subsidiary in connection with the restructuring transactions, and Classic Pipeline entered into a gas gathering agreement. Pursuant to the gas gathering agreement, Classic Operating dedicated to Classic Pipeline all of the natural gas produced (up to 50,000 MMBtus per day) on the properties operated by Classic Operating within certain counties in Texas through 2020, subject to one-year extensions at either party’s election. On May 1, 2014, Classic Operating and Classic Pipeline amended the gas gathering agreement with respect to Classic Operating’s remaining assets located in Panola and Shelby Counties, Texas. Under the amended gas gathering agreement, Classic Operating agreed to pay a fee of (i) $0.30 per MMBtu, subject to an annual 3.5% inflationary escalation, based on volumes of natural gas delivered and processed, and (ii) $0.07 per MMBtu per stage of compression plus its allocated share of compressor fuel. The amended gas gathering agreement has a term until December 31, 2023, subject to one-year extensions at either party’s election.

On May 1, 2014, Classic Operating and Classic Pipeline entered into a water disposal agreement. The water disposal agreement has a three-year term, subject to one-year extensions at either party’s election. Under the water disposal agreement, Classic Operating agreed to pay a fee of $1.10 per barrel for each barrel of water delivered to Classic Pipeline.

Note 12. Related Party Transactions

Common Control Transactions between MEMP and Other Memorial Resource Subsidiaries

During the year ended December 31, 2012, MEMP acquired additional oil and natural gas properties from Tanos and Classic. MEMP acquired all of the outstanding membership interests in WHT from WildHorse and Tanos on March 28, 2013; acquired all the outstanding membership interests in Prospect Energy from Black Diamond on October 1, 2013; acquired all of the outstanding membership interests in Tanos from Memorial Resource on October 1, 2013; and acquired the MRD Assets from Memorial Resource on October 1, 2013. These intercompany transactions eliminate in preparation of our consolidated and combined financial statements.

Beta Acquisition

On December 12, 2012, MEMP acquired REO, which owns certain operating interests in producing and non-producing oil and gas properties offshore Southern California, from Rise for a purchase price of $270.6 million, which included $3.0 million of working capital and other customary adjustments. The Beta acquisition was funded with borrowings under MEMP’s revolving credit facility and the net proceeds generated from its December 12, 2012 public offering of common units. The effective date for this transaction was September 1, 2012. The acquired properties, which are referred to as the Beta properties, primarily consist of a 51.75% working interest in three Pacific Outer Continental Shelf blocks covering the Beta Field, and are located in federal waters approximately eleven miles offshore the Port of Long Beach, California. Associated facilities include three conventional wellhead and production processing platforms, a 17.5-mile pipeline and an onshore tankage and metering facility. Two of the platforms are bridge connected and stand in approximately 260 feet of water, while the third platform stands in approximately 700 feet of water. This acquisition was accounted for as a combination of entities under common control at historical cost in a manner similar to the pooling of interest method. MEMP recorded the following net assets (in thousands):

Cash and cash equivalents	$6,021
Accounts receivable	16,284
Short-term derivative instruments, net	2,926
Prepaid expenses and other current assets	4,521
Oil and natural gas properties, net	108,342
Restricted investments	68,009
Accounts payable	(9,092)
Accrued liabilities	(9,140)
Asset retirement obligations	(58,746)
Credit facilities	(28,500)
Deferred tax liability	(1,674)
Noncontrolling interest	(5,255)

Net assets	$93,696

An affiliate of REO collected a management fee for providing administrative services to REO. These administrative services included accounting, business development, finance, legal, information technology, insurance, government regulations, communications, regulatory, environmental and human resources services. REO incurred and paid management fees of $1.6 million during the year ended December 31, 2012. These management fees are presented as a component of general and administrative costs and expenses in the accompanying statements of operations.

October 2013 Cinco Group Acquisition

On October 1, 2013, MEMP acquired, through equity and asset transactions, oil and natural gas properties primarily in the Permian Basin, East Texas and the Rockies from Memorial Resource and certain affiliates of NGP for an aggregate preliminary purchase price of approximately $603 million (subject to customary post-closing adjustments), of which approximately $507.1 million was received by certain affiliates of NGP. We refer to this transaction as the “Cinco Group acquisition.” The Cinco Group acquisition was funded with borrowings under MEMP’s revolving credit facility. The Cinco Group acquisition was accounted for as a combination of entities under common control at historical cost in a manner similar to the pooling of interest method.

Cash and cash equivalents	$2,820
Accounts receivable	5,184
Prepaid expenses and other current assets	1,454
Oil and natural gas properties, net	342,759
Other long-term assets	344
Accounts payable	(2,346)
Revenue payable	(2,910)
Accrued liabilities	(1,799)
Short-term derivative instruments, net	(1,828)
Long-term derivative instruments, net	(826)
Asset retirement obligations	(9,606)
Credit facilities	(151,690)

Net assets	$181,556

Net Profits Interest Sold to NGP

Upon the completion of the 2010 Petrohawk and Clayton Williams acquisitions, WildHorse sold a net profits interest in these properties to NGPCIF. Upon the acquisition of the Petrohawk properties WildHorse immediately sold a net profits interest of 6.25% for all producing well bores and the right to participate in a 3.125% net profits interest in non-producing wellbores for the subject area for $19.5 million, or $19.1 million after adjustments. Upon the acquisition of the Clayton Williams properties, WildHorse immediately sold a net profits interest of 23.5% for all producing wellbores and the right to participate in a 10.0% net profits interest in non-producing wellbores for the subject area for $19.8 million, or $19.9 million after adjustments. No gain or loss was recorded from these two transactions.

The net profits agreements for these transactions provide for a fixed fee of $20,000 per month for overhead and management in lieu of COPAS (Council of Petroleum Accountants Societies) billings. The net profits agreements do not provide for an overhead adjustment factor for this monthly charge, as suggested by COPAS. Quarterly net payments are made to NGPCIF for its net profits interest in the Petrohawk and Clayton Williams acquisitions. The net payments include credits for revenue receipts which are offset with production costs, capital expenditures and the management fee and are adjusted for any acquisition settlements received or paid and any other miscellaneous adjustments. As required by such agreements, WildHorse cannot collect funds owed by NGPCIF to WildHorse, but WildHorse can net amounts due from future quarterly payments.

As a result of these transactions, WildHorse paid NGPCIF a total of $2.6 million and $2.3 million during 2013 and 2012, respectively. NGPCIF owed WildHorse $0.2 million at December 31, 2013. WildHorse owed NGPCIF $0.4 million at December 31, 2012.

On February 28, 2014, WildHorse repurchased these net profits interests from NGPCIF for a purchase price $63.4 million after customary adjustments. This acquisition was accounted for as a combination of entities under common control at historical cost in a manner similar to the pooling of interest method and our consolidated and combined financial statements presented herein have been retrospectively revised.

WildHorse Management Services Agreement

WildHorse Resources II, LLC (“WHR II”) is an independent energy company engaged in the acquisition, exploitation, and development of natural gas and crude oil properties. WHR II is a related party and was organized in the State of Delaware on June 3, 2013. A management services agreement was executed on August 8, 2013, where WildHorse began providing general, administrative and employee services to WHR II. On August 8, 2013, a management agreement between WildHorse and WHR II was executed where WildHorse was appointed the manager for WHR II with responsibilities including administrative and land services, operator services and financial and accounting services. As operator, WildHorse receives operated and non-operated revenues on behalf of WHR II and bills and receives joint interest billings. In addition, WildHorse pays for lease operating expenses and drilling costs on behalf of WHR II. On August 8, 2013, an asset and cost sharing agreement between WildHorse and WHR II was executed. As part of the agreement, shared WildHorse costs are allocated between WildHorse and WHR II in accordance with a sharing ratio. The sharing ratio is based on the previous quarters capital expenditures and number of operated wells. Company specific costs are billed directly to the appropriate entity. As a result of these agreements, WildHorse received net payments of $4.4 million from WHR II during 2013. WildHorse owed WHR II $2.4 million as of December 31, 2013.

Cinco Group Transition Service Agreements

MEMP entered into transition service agreements with Propel Energy, Stanolind, and Boaz Energy Partners to ensure that ownership, operation, and maintenance of acquired properties can be smoothly transitioned. The term of these agreements are from October 1, 2013 through February 28, 2014. MEMP expects to pay transition service fees of approximately $0.8 million in the aggregate under these agreements.

Other

Effective March 1, 2012, BlueStone entered into an agreement with CH4 Energy III, LLC, an NGP controlled entity, to sell an undivided 25% interest in certain properties in the Mossy Grove Prospect in Walker and Madison Counties located in East Texas. Total cash consideration received by BlueStone was approximately $7.0 million, which exceeded the net book value of the properties sold by $6.4 million. Due to common control considerations, the $6.4 million was recognized in the equity statement as a contribution. The transaction closed on July 13, 2012.

A company affiliated with one of the Classic’s employees provided certain land-related services to Classic. Classic paid approximately $1.0 million to this company for these services in 2012.

Certain of the Cinco Group entities entered into an advisory service, reimbursement, and indemnification agreements with NGP. These agreements generally required that an annual advisory fee be paid to NGP. Fees paid under these agreements for the years ended December 31, 2013 and 2012 were approximately $0.3 million and $0.4 million, respectively. Certain of the Cinco Group entities also paid a financing fee equal to a percentage of the capital contributions raised by NGP. These fees were considered a syndication cost and reduced equity contributions for financing fees paid. Fees for the year ended December 31, 2012 was approximately $0.4 million. There were no fees for the year ended December 31, 2013.

During 2012, the previous owners received an equity contribution of $6.9 million of oil and gas properties in the Hendricks Field located in the Permian Basin of Texas by an NGP controlled entity. Due to common control considerations, this equity contribution was recorded at historical cost of the properties.

During 2012, Boaz reimbursed a member of its management team approximately $0.3 million in general, administrative, and lease operating expenses related to an oral lease agreement between the member of management and a third party for a field office and yard located in Bronte, Texas.

See Note 3 for additional information regarding the divestiture of certain interests in oil and gas properties offshore Louisiana that the previous owners sold during 2012 to an NGP controlled entity.